               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                  AMENDMENT NO. 1 TO FORM 8-K

                        CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2001


                          EBUX, Inc.
           -----------------------------------------
     (Exact name of registrant as specified in its charter)


Florida                                    95-4720231
-------------------------------            ----------
(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)             Identification No.)

8 Gaucho Drive
Rolling Hills Estate, CA                   90274
---------------------------------------    ----------
(Address of principal executive offices)   (Zip Code)

Registrants telephone number, including area code   514-830-4474
                                                    ------------

Commission File Number:  000-27621


-------------------------------            ----------
(Former name or former address,            (Zip Code)
if changed since last report.)




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     See Item 2 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 22, 2001, 3838421 Canada Inc., a Canadian corporation ("3838421"), sold, transferred and assigned to the issuer ("EBUX"), its exclusive worldwide license to use and commercialize the client software known as the Gnotella Client ("Gnotella") and its trademark license associated therewith. Prior to the transaction there was no relationship between 3838421 and EBUX nor any of their respective officers, directors or affiliates.

In consideration of the transaction, EBUX will pay 3838421 $1,000,000 together with other and ongoing consideration as set forth in the definitive agreement attached as an exhibit to this filing. The $1,000,000 will be raised by EBUX through a private sale of its common stock. The transaction was accounted for as a reverse acquisition of EBUX by 3838421. The consolidated financial statements of the two companies included herein do not show the $1,000,000 payable by EBUX to 3838421 since the items offset each other in the consolidated format. 3838421 and its principals also received the right to acquire warrants for the purchase of EBUX stock that if fully exercised would give 3838421 control of EBUX. The stated consideration was arrived at through the negotiations of independent parties based upon the perceived value of the transaction to the parties. No other principles of valuation were followed.

In connection with the transaction, the officers and directors of EBUX resigned and will be replaced by directors nominated by 3838421, which directors will then elect new officers. At the present time, Mr. Stephane Chouinard, the CEO of 3838421, is the sole director and president of EBUX.

Gnotella is a distributed real time search and file-sharing program run from a user's desktop as a client and a server in a peer-to-peer network. Gnotella allows users to interface directly with each other with no intermediate, central authority. Gnotella also allows users to search for and share any type of digital file, including without limitation, audio, video, word processing documents, recipes, games, and text files. A user can typically connect to and search thousands to tens of thousands of peers in the network, and gain access to terabytes of information. Additionally, Gnotella's open architecture allows users to search for and share files with users of compatible programs.

Gnotella is designed for the Windows environment, and offers features such as multiple simultaneous searches, resumption of partial or failed downloads, improved filtering/spam protection, bandwidth monitoring, enhanced statistics, upload throttling, skinning and other features that go well beyond other methods of online file sharing. Gnotella is based on open and adaptable protocols, allowing customized development targeted for the consumer and business communities.

Since August 2000, there have been more than 750,000 downloads of the Gnotella client. While accurate counting is impossible in a pure peer to peer network environment due to the absence of a centralized server, EBUX believes that the average number of Gnotella users per day has risen from 10,000 to 30,000 in November, 2000, to between 20,000 and 50,000 users in January, 2001. In addition, the company's server logs indicate that during the four days preceding March 9, 2001, there were 62,588 downloads of the Gnotella client and 295,673 page views of its website.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     See Item 2 above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following financial information demonstrates the acquisition set forth in Item 2 above.

Exhibits
--------

2 The acquisition agreement was attached as an exhibit to the original 8-K filing on March 9, 2001.

ITEM 8.  CHANGE IN FISCAL YEAR

     None

                             EBUX, INC.
                   (A Development Stage Company)


                 CONSOLIDATED FINANCIAL STATEMENTS


                           MARCH 31, 2001
                      (Stated in U.S. Dollars)

                             EBUX, INC.
                   (A Development Stage Company)

                    CONSOLIDATED BALANCE SHEET
                     (Stated in U.S. Dollars)


--------------------------------------------------------------------------
                                                   MARCH 31    DECEMBER 31
                                                     2001         2000
--------------------------------------------------------------------------
ASSETS

Current
  Cash                                           $      513    $         -
  Subscriptions receivable                            1,333          1,333
                                                 -------------------------
                                                      1,846          1,333

Technology Costs                                     38,961              -
                                                 -------------------------
                                                 $   40,807    $     1,333
==========================================================================

LIABILITIES

Current
  Accounts payable and accrued liabilities       $   85,253    $     3,384
  Note payable                                       79,222              -
  Due to related company                             85,876              -
                                                 -------------------------
                                                    250,351          3,384
                                                 -------------------------

STOCKHOLDERS' EQUITY (DEFICIENCY)

Common Stock
  50,000,000 shares authorized at
    $0.001 par value
  8,500,000 shares issued and outstanding             8,500          8,500

Paid-In Capital Deficiency                           (7,167)        (7,167)

Deficit Accumulated During The Development Stage   (210,877)        (3,384)
                                                 -------------------------
                                                   (209,544)        (2,051)
                                                 -------------------------
                                                 $   40,807      $   1,333
==========================================================================

                             EBUX, INC.
                   (A Development Stage Company)

               CONSOLIDATED STATEMENT OF OPERATIONS
                     (Stated in U.S. Dollars)


--------------------------------------------------------------------------
                                                             PERIOD FROM
                                                   THREE      INCEPTION
                                                   ENDED     NOVEMBER 28
                                                   MONTHS      2000 TO
                                                   MARCH 31    MARCH 31
                                                   2001          2001
--------------------------------------------------------------------------
Expenses
  Accounting                                       $    3,779  $     3,779
  Amortization                                          1,694        1,694
  Legal                                                39,453       40,100
  Travel                                               15,279       17,998
  Marketing                                            12,563       12,563
  Computer expense                                      4,064        4,064
  Office and sundry                                     3,084        3,102
                                                 -------------------------
Net Loss                                           $   79,916  $    83,300
==========================================================================

Net Loss Per Share                                 $     0.01
=============================================================

Weighted Average Number Of Shares Outstanding       8,500,000
=============================================================

                             EBUX, INC.
                   (A Development Stage Company)

               CONSOLIDATED STATEMENT OF CASH FLOWS
                     (Stated in U.S. Dollars)

--------------------------------------------------------------------------
                                                             PERIOD FROM
                                                   THREE      INCEPTION
                                                   ENDED     NOVEMBER 28
                                                   MONTHS      2000 TO
                                                   MARCH 31    MARCH 31
                                                   2001          2001
--------------------------------------------------------------------------
Cash Flows From Operating Activities
  Net loss for the period                          $ (79,916)  $   (83,300)

Adjustment To Reconcile Loss To Net Cash
 Used By Operating Activities
   Amortization                                        1,694         1,694
   Increase in due to related company                 85,876        85,876
   Increase in subscriptions receivable                    -        (1,333)
   Increase in accounts payable and accrued
    Liabilities                                       32,446        36,898
                                                 -------------------------
                                                      40,100        39,835
                                                 -------------------------
Cash Flows From Investing Activity
   Technology costs                                  (40,655)      (40,655)
                                                 -------------------------
Cash Flows From Financing Activity
   Share capital                                           -         1,333
                                                 -------------------------
(Decrease) Increase In Cash                             (555)          513

Cash, Beginning Of Period                              1,068             -
                                                 -------------------------
Cash, End Of Period                                $     513   $       513
==========================================================================

                             EBUX, INC.
                   (A Development Stage Company)

               STATEMENT OF STOCKHOLDERS' DEFICIENCY

                           MARCH 31, 2001
                      (Stated in U.S. Dollars)


                                COMMON STOCK
                    --------------------------------
                       NUMBER             ADDITIONAL
                         OF                  PAID-IN
                       SHARES    AMOUNT      CAPITAL    DEFICIT      TOTAL
                    ------------------------------------------------------
Issuance Of Common
  Stock             20,000,000 $  1,333   $        -  $       -  $   1,333

Net Loss From Date
  Of Incorporation,
  November 28, 2000
  To December 31,
  2000                       -        -            -     (3,384)    (3,384)
                    ------------------------------------------------------
Balance,
  December 31, 2000 20,000,000    1,333            -     (3,384)    (2,051)

Adjustment To
 Number Of Shares
 Issued And
 Outstanding As A
 Result Of The
 Reverse Take-Over
 Transaction
  3838421 Canada
   Inc.            (20,000,000)  (1,333)           -          -     (1,333)
  EBUX, Inc.         8,500,000    8,500       (7,167)         -      1,333

Net Asset
 Deficiency Of
 EBUX, Inc. At
 Date Of Reverse
 Take-Over
 Transaction                 -        -            -   (127,577)  (127,577)

Net Loss For The
 Period                      -        -            -    (79,916)   (79,916)
                    ------------------------------------------------------
Balance,
 March 31, 2001      8,500,000  $ 8,500   $   (7,167) $(210,877) $(209,544)
                    ======================================================

                             EBUX, INC.
                   (A Development Stage Company)

                   NOTES TO FINANCIAL STATEMENTS

                           MARCH 31, 2001
                      (Stated in U.S. Dollars)

1.   BASIS OF PRESENTATION

The unaudited consolidated financial statements as of March 31, 2001 included herein have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United States generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. It is suggested that these consolidated financial statements be read in conjunction with the December 31, 2000 audited consolidated financial statements and notes thereto.


2.   SIGNIFICANT ACCOUNTING POLICIES

a)   Consolidation

These financial statements include the accounts of the Company, incorporated in Florida, and NetworthEurope.com
S.A., incorporated in Luxembourg, and 3838421 Canada Inc., a company incorporated in Canada (Note 3).

b)   Foreign Currency Translation

The Company's principal operations are located in Canada and its functional currency is the Canadian dollar. The financial statements of the Canadian subsidiary have been translated at the period end exchange rate, capital accounts at the historical exchange rate, and revenues and expenses at the average exchange rate for the period. Adjustments arising from the translation of the Company's subsidiary's financial statements are included as a separate component of shareholders' equity.

c)   Capitalized Costs

Costs for developing computer software are capitalized when technological feasibility has been established for the computer software product. Capitalization of computer software costs will be discontinued when the product is available for general release to customers and such costs are amortized on a straight line basis over two years. At each balance sheet date, the unamortized capitalized costs of a computer software product shall be compared to the net realizable value of that product. The amount by which the unamortized capitalized costs of a computer software product exceed the net realizable value of that asset shall be written off.

                             EBUX, INC.
                   (A Development Stage Company)

                   NOTES TO FINANCIAL STATEMENTS

                          MARCH 31, 2001
                     (Stated in U.S. Dollars)


2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

c)   Capitalized Costs (Continued)

The costs incurred in the design, configuration, coding, Installation, and testing of the Company's website up to its initial implementation are capitalized and amortized on a straight line basis over two years.

Ongoing website post-implementation costs of operation, including training and application maintenance, will be charged to expense as incurred.

d)   Revenue Recognition

The Company will generate revenue from registration fees for users who wish to upgrade or obtain additional functionalities made available by the Company on an ongoing basis. Revenue will be recognized as received.

e)   Loss Per Share

The loss per share is calculated using the weighted average number of common shares outstanding during the period.
Diluted earnings per share is not shown as the effect is anti-dilutive.


3.   ACQUISITION

Effective February 22, 2001, the Company:

i)   acquired the worldwide rights to a software application
     (known as Gnotella) for consideration of $1,000,000 payable to the vendor, 3838421 Canada Inc.;

ii) granted warrants to 3838421 Canada Inc. to acquire 13, 300,000 common voting shares of the Company. The warrants have no expiry date and are exercisable at a price of $1.625 per share. At March 31, 2001, no warrants have been exercised;

iii) granted warrants to the shareholders of 3838421 Canada
     Inc. to acquire 6,700,000 common voting shares of EBUX, Inc. (the "Company"). Effective the same date, a director of 3838421 Canada Inc. was appointed as sole director of the Company. At March 31, 2001, no warrants have been exercised.

                             EBUX, INC.
                   (A Development Stage Company)

                   NOTES TO FINANCIAL STATEMENTS

                          MARCH 31, 2001
                     (Stated in U.S. Dollars)


3.   ACQUISITION (Continued)

Since the above transactions and the board appointment result in the shareholders of 3838421 Canada Inc. acquiring control of EBUX, Inc., the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by 3838421 Canada Inc. of the net assets and liabilities of EBUX, Inc. Under this purchase method of accounting, the results of operations of EBUX, Inc. are included in the combined financial statements from February 22, 2001.

The reverse acquisition was a reorganization and recapitalization of a private operating company with a public shell in which no goodwill or other intangibles were recorded as part of the transaction. At February 22, 2001, EBUX, Inc. had a net asset deficiency of $127,577, therefore, on the granting of the warrants to acquire 13,300,000 common shares of EBUX, Inc., the net asset deficiency of $127,577 was charged to deficit. 3838421 Canada Inc. is deemed to be the purchaser for accounting purposes.

Accordingly, its net assets are included in the balance sheet at their previously recorded amounts. The acquisition is summarized as follows:

Current Assets
  Cash                                                 $      512
                                                       ----------

Current Liabilities
  Accounts payable                                         48,867
  Note payable                                             79,222
                                                       ----------
                                                          128,089
                                                       ----------
Net Asset Deficiency                                   $ (127,577)
                                                       ==========


All inter-company balances and transactions have been eliminated on consolidation, including the transfer of the software license rights referred to in (i) above.


4.   COMMITMENTS

i)   Pursuant to the acquisition to acquire the software rights
     (Note 3), the Company will enter into employment contracts with certain directors and officers.

ii) Pursuant to the acquisition agreement, the Company may issue 1,000,000 common shares to certain minority shareholders of companies affiliated with the vendor in exchange for their shareholdings in those companies.

                             EBUX, INC.
                   (A Development Stage Company)

                   NOTES TO FINANCIAL STATEMENTS

                          MARCH 31, 2001
                     (Stated in U.S. Dollars)

4.   COMMITMENTS (Continued)

iii) The Company is required to pay a license fee equivalent to 20% of revenue earned from the Gnotella software, plus 10% of financing proceeds to a company with directors in common with the Company and 3838421 Canada Inc. The amount is payable on a quarterly basis.


5.   SHARE PURCHASE WARRANTS

The Company issued 6,700,000 share purchase warrants to certain directors and officers of 3838421 Canada Inc. at a price of $1.625 per share. The warrants have no expiry date. No compensation expense has been recorded on the granting of these warrants as the exercise price of each warrant equals the fair value of the underlying common stock as of the grant date (A.P.B. Opinion No. 25).

If compensation expense had been recorded as calculated in accordance with F.A.S. No. 123, the Company's loss and loss per share for the period to March 31, 2001 would have been increased as indicated below.

Loss                                                  $     (3,725,104)
Loss per share                                        $          (0.44)

The calculation is based upon the Black-Scholes pricing model with the following assumptions; dividend yield, Nil percent for all years; expected volatility of 152%; risk free interest rate of 5.25%, and expected life of two years.


6.   RELATED PARTY TRANSACTIONS

a) Amounts due to a company related by way of common directors are interest free, unsecured and have no specified terms of repayment.

b) 3838421 Canada Inc. entered into a technology licence agreement, dated November 30, 2000, with a private company with common directors, whereby it acquired the rights to the technology subsequently transferred and assigned to EBUX, Inc. on February 22, 2001.

Under the terms of the agreement dated November 30, 2000, 3838421 Canada Inc. undertook to pay as consideration, 20% of revenue and 10% of financing receipts to the private company (excluding the financing proceeds referred to in the agreement of February 22, 2000).

                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBUX, Inc.

/s/ Stephane Chouinard
__________________________________
Stephane Chouinard, President

Date: May 8, 2001